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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 March 3, 2000
                                 -------------
                                 Date of Report

                            EFFICIENT NETWORKS, INC.
________________________________________________________________________________
            (Exact name of registrant as specified in its charter)


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
                    Delaware                                0-26473                             75-2486865
__________________________________________________________________________________________________________________________________
 (State or other jurisdiction of incorporation)     (Commission File Number)      (I.R.S. Employer Identification No.)
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                                4849 Alpha Road
                              Dallas, Texas 75244
                   (Address of principal executive offices)


                                (972) 852-1000
            --------------------------------------------------------
              (Registrant's telephone number, including area code


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Item 5.   Other Events.

          On March 2, 2000, Efficient Networks, Inc., a Delaware corporation and the registrant herein, announced that it agreed to privately place $350,000,000 aggregate principal amount (excluding over-allotments) of 5% convertible subordinated notes due 2005. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.                            Description
-----------                            -----------
99.1                                   Press release of Efficient Networks, Inc.
                                       dated March 2, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EFFICIENT NETWORKS, INC.

Date:  March 3, 2000          By: /s/ Kenneth M. Siegel
                                  ____________________________________

                              Name:   Kenneth M. Siegel

                              Title:  Vice President


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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MARCH 3, 2000

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   Exhibit                                              Description
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
 99.1              Press Release of Efficient Networks, Inc. dated March 2, 2000

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